SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        June 11, 1999


                          Riviera Holdings Corporation
                      (Exact Name of Registrant as Specified in Charter)


     Nevada                          00021430                      88-0296885
 (State or Other                  Commission File                 (IRS Employer
  Jurisdiction                       Number)                     Identification
Incorporation No.)




2901 Las Vegas Boulevard South, Las Vegas, Nevada                      89109
 (Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code       (702) 734-5110


          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5    Other Events
          -------------

On June 3, 1999, the registrant's wholly-owned subsidiary, Riviera Black Hawk, Inc., closed a private placement of $45 million 13% First Mortgage Notes due 2005. See Press Release dated June 4, 1999 attached as Exhibit 99.1.

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Item 7   Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits


10.1 Completion Capital Commitment dated as of June 3, 1999 between Riviera Holdings Corporation, a Nevada corporation, and Riviera Black Hawk, Inc., a Colorado Corporation.

10.2 Keep-Well Agreement dated as of June 3, 1999, between Riviera Holdings Corporation, a Nevada corporation, and Riviera Black Hawk, Inc., a Colorado corporation.

10.3 Purchase Agreement dated as of May 27, 1999, among Riviera Holdings Corporation, Riviera Black Hawk, Inc. and Jefferies & Company, Inc.

10.4 Management Agreement, dated as of June 1, 1999, by and between Riviera Black Hawk, Inc., a Colorado corporation, and Riviera Gaming Management of Colorado, Inc., a Colorado corporation.

99.1 Press Release, dated June 4, 1999, announcing the signing of an Indenture Agreement for $45 million 13% First Mortgage Notes due 2005 by Riviera Black Hawk, Inc., the wholly-owned subsidiary of Riviera Holdings Corporation, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           RIVIERA HOLDINGS CORPORATION
                                                   (Registrant)


Date:  June 11, 1999                       s/Duane Krohn________________________

                                                       (Signature)
                                           Duane Krohn,
                                           Treasurer and Chief Financial Officer



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                                 EXHIBITS INDEX

Exhibit
Number                            Description                               Page
-------                           -----------                               ----

10.1 Completion Capital Commitment dated as of June 3, 1999 between Riviera Holdings Corporation, a Nevada corporation, and Riviera Black Hawk, Inc., a Colorado Corporation.

10.2 Keep-Well Agreement dated as of June 3, 1999, between Riviera Holdings Corporation, a Nevada corporation, and Riviera Black Hawk, Inc., a Colorado corporation.

10.3 Purchase Agreement dated as of May 27, 1999, among Riviera Holdings Corporation, Riviera Black Hawk, Inc. and Jefferies & Company, Inc.

10.4 Management Agreement, dated as of June 1, 1999, by and between Riviera Black Hawk, Inc., a Colorado corporation, and Riviera Gaming Management of Colorado, Inc., a Colorado corporation.

99.1 Press Release, dated June 4, 1999, announcing the signing of an Indenture Agreement for $45 million 13% First Mortgage Notes due 2005 by Riviera Black Hawk, Inc., the wholly-owned subsidiary of Riviera Holdings Corporation, Inc.